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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported ) March 8, 2001




                         COMMISSION FILE NUMBER: 0-31667




                              MFC DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                          13-3579974
(State or other jurisdiction of incorporation          (I.R.S. Employer Identification No.)
              or organization)


     271 NORTH AVENUE, NEW ROCHELLE, NY                                10801
  (Address of principal executive offices)                          (Zip Codes)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 636-0188
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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On March 8, 2001, the Board of Directors of the Company approved the engagement of Holtz, Rubenstein & Co., LLP as its independent auditors for the fiscal year ending February 28, 2001 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Company effective March 8, 2001. The audit committee of the Board of Directors approved the change in auditors on March 8, 2001.

         The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended February 29, 2000, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 8, 2001 is filed as Exhibit 1 to this Form 8-K.

(b) A new independent accountant, Holtz Rubenstein & Co., LLP, was engaged on March 8, 2001 as the principal accountant to audit the Company's financial statements for the fiscal year ended February 28, 2001. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging Holtz Rubenstein & Co., LLP, neither the Company (nor anyone on its behalf) consulted Holtz Rubenstein & Co., LLP regarding:

                  (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinions that might be rendered on the Company's financial statements and no written report or oral advice was provided by Holtz Rubenstein & Co., LLP with respect to any factor or any decision relating to any accounting, auditing or financial reporting issue; or

                  (ii) any matter that was either the subject of a disagreement or a reportable event under paragraphs 304(a)(1)(iv) or (v) of Regulation S-K, there having been no such disagreement or requirement to report any such event.

         The Company has requested Holtz Rubenstein & Co., LLP to provide a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 8, 2001 is filed as Exhibit 2 to this Form 8-K.

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ITEM. 7

                                    EXHIBITS

         1. Letter from Ernst & Young addressed to the Commission dated March 8, 2001.

         2. Letter from Holtz Rubenstein & Co., LLP addressed to the Commission dated March 8, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             MFC DEVELOPMENT CORP.
                                             (Registrant)

Date:  March 8, 2001                         By  /s/ Lester J. Tanner
                                               ---------------------------------
                                                     Lester J. Tanner, President




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